UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2005


                          CHARTWELL INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Nevada                        005-59509                  95-3979080

(State or other                (Commission File No.)          (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)

                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
                              --------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

     On April 19, 2005, Chartwell International, Inc. (the "Company"), entered into a Letter of Understanding with Rail Waste Holdings, LLC ("RWH"). Under the Letter of Understanding, the parties agreed to engage in further negotiations regarding a proposed merger transaction between the Company or a controlled assignee corporation of the Company and RWH. The Letter of Understanding proposes that the Company effect a merger by acquiring all of the outstanding membership interests of RWH in exchange for the issuance of shares of common stock of the Company (the "Proposed Transaction"). The Letter of Understanding is effective as of April 19, 2005, and terminates upon the earliest occurrence of the following events (a) the close of business on May 30, 2005 (b) the date the parties enter into a definitive agreement, or (c) the date on which RWH receives written notice from the Company of its desire to terminate the Letter of Understanding.

     The proposed material terms of the Proposed Transaction are subject to (i) the satisfactory completion of due diligence by the Company and RWH, (ii) the securing of required capital by the Company to execute the Company's plan including operational cash for RWH following the acquisition, (iii) the completion of a reverse split of the existing shares of the Company's common stock, and (iv) the negotiation, execution, and delivery of definitive agreements for the Proposed Transaction and (v) other customary conditions. For more information, see the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

     Exhibit No.                Exhibit Description
     -----------                -------------------
         99                     Press release dated April 20, 2005, titled
                                "Chartwell International, Inc. Signs Letter of
                                Understanding With Rail Waste Holdings, LLC."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHARTWELL INTERNATIONAL, INC.,
                                            a Nevada Corporation


Dated:  April 20, 2005                      /s/ Imre Eszenyi
                                            ------------------------------------
                                            Imre Eszenyi,
                                            Vice President